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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STARWOOD PROPERTY TRUST, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830

April 3, 2013

Dear Fellow Stockholders:

        The directors and officers of Starwood Property Trust, Inc. (the "Company") join me in extending to you a cordial invitation to attend the Company's 2013 Annual Meeting of stockholders (the "Annual Meeting"). The Annual Meeting will be held on May 2, 2013 at 4:00 p.m., Eastern time, at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870.

        Enclosed you will find the notice of meeting, proxy statement and proxy card. At the Annual Meeting, we are seeking to elect seven directors. The stockholders will also be asked to vote on an advisory basis to approve the Company's executive compensation, to vote to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the upcoming year and to vote to approve an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares.

        Your management and Board of Directors unanimously recommend that you vote FOR all nominees for directors, FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in the accompanying proxy statement, FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the upcoming year and FOR the approval of an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares as disclosed in the accompanying proxy statement.

        It is very important that your shares be represented at the Annual Meeting, whether or not you plan to attend personally. Therefore, please submit your proxy as promptly as possible—by telephone, by Internet or by completing, signing and returning the enclosed proxy card in the post-paid envelope provided. This will ensure that your shares are represented at the Annual Meeting.

        Thank you for your continuing support.

Yours very truly, Barry S. Sternlicht Chairman and Chief Executive Officer

 NOTICE OF 2013 ANNUAL MEETING OF
STOCKHOLDERS
TO BE HELD ON MAY 2, 2013

To the Stockholders of Starwood Property Trust, Inc.:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Starwood Property Trust, Inc., a Maryland corporation (the "Company"), will be held at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, on May 2, 2013 at 4:00 p.m., Eastern time, to consider and vote on the following matters:

  1.
  The election of the seven directors identified in the proxy statement that accompanies this notice, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified;

  2.
  The approval, on an advisory basis, of the Company's executive compensation as disclosed in the accompanying proxy statement;

  3.
  The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013;

  4.
  The approval of an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares as disclosed in the accompanying proxy statement; and

  5.
  The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Details concerning those matters to come before the Annual Meeting are set forth in the accompanying proxy statement for your inspection.

        This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being mailed to holders of the Company's common stock, par value $.01 per share (the "Common Stock"), on or about April 3, 2013. We have also enclosed the Company's Annual Report on Form 10-K for the year ended December 31, 2012. We hope you will find it informative.

        Our Board of Directors has fixed the close of business on March 27, 2013 as the record date for the determination of stockholders entitled to notice of or to vote at the Annual Meeting or any meetings held upon adjournment or postponement of the Annual Meeting. Only the holders of record of the Company's common shares as of the close of business on March 27, 2013 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        Stockholders are cordially invited to attend the meeting in person. The presence at the meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum. Your vote is important. Whether or not you plan to attend the meeting, please authorize proxies to cast your votes today by following the easy instructions on the enclosed proxy card.

By Order of the Board of Directors, Andrew J. Sossen Secretary

Dated: April 3, 2013
Greenwich, Connecticut

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; PLEASE PROMPTLY VOTE BY TELEPHONE OR BY INTERNET, OR MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL INNISFREE M&A INCORPORATED, THE COMPANY'S PROXY SOLICITOR, TOLL-FREE AT 888-750-5834 (BANKS AND BROKERS MAY CALL COLLECT AT 212-750-5833).

Important Notice Regarding Internet Availability of Proxy Materials for the 2013 Annual Meeting to be held on May 2, 2013

        Our proxy materials relating to the Annual Meeting (notice, proxy statement and annual report) are available on our website at www.starwoodpropertytrust.com.

Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are being provided in connection with the solicitation of proxies by the Board of Directors of Starwood Property Trust, Inc., a Maryland corporation (the "Company"), for use at the 2013 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, on May 2, 2013 at 4:00 p.m., Eastern time, and any adjournments or postponements thereof. Directions to attend the Annual Meeting and vote in person are available on the Company's website, www.starwoodpropertytrust.com, under the heading "Investor Relations" then under "Directions to the Annual Meeting." The mailing address of the Company's executive office is 591 West Putnam Avenue, Greenwich, Connecticut 06830. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being mailed to holders of the Company's Common Stock on or about April 3, 2013.

Matters to Be Voted on at the Annual Meeting

        At the Annual Meeting, the following matters will be voted on:

  1.
  The election of the seven directors identified in this Proxy Statement, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified;

  2.
  The approval, on an advisory basis, of the Company's executive compensation as disclosed in this Proxy Statement;

  3.
  The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013;

  4.
  The approval of an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares as disclosed in this Proxy Statement; and

  5.
  The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders Entitled to Vote

        The Board of Directors has fixed the close of business on March 27, 2013 as the record date for the determination of stockholders entitled to notice of and to vote their shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the Annual Meeting. As of March 27, 2013, the Company had outstanding 135,512,694 shares of Common Stock. Each share of Common Stock entitles its holder to one vote.

Voting at the Annual Meeting

        If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto.

If no specification is made on the proxy as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

        FOR the election of each of the director nominees;

        FOR the approval, on an advisory basis, of the Company's executive compensation as disclosed in this Proxy Statement;

        FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013; and

        FOR the approval of an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares as disclosed in this Proxy Statement.

Voting on Other Matters

        If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date this Proxy Statement went to press, the Company did not know of any other matter to be raised at the Annual Meeting.

Required Vote

        The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for purposes of transacting business at the Annual Meeting. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a bank, broker or other holder that holds shares for a beneficial owner in "street name" (each, a "record holder") does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        Election of each nominee for the seven director positions (Proposal 1) requires the affirmative vote of a plurality of all votes cast at the Annual Meeting. This means that the director nominee with the most votes for a particular seat is elected for that seat. Votes "withheld" from one or more director nominees therefore will have no effect on the outcome of the vote with respect to the election of directors.

        The affirmative "FOR" vote of a majority of votes cast at the Annual Meeting is required to approve all other proposals including the approval, on an advisory basis, of the Company's executive compensation as disclosed in this Proxy Statement (Proposal 2), the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm (Proposal 3) and the approval of an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares as disclosed in this Proxy Statement (Proposal 4). In tabulating the voting result for any particular proposal, abstentions and, if applicable, broker non-votes, are not counted as votes "FOR" or "AGAINST" the proposals.

        Although the advisory vote on the Company's executive compensation as disclosed in this Proxy Statement (Proposal 2) is non-binding, the Board will review the results of the vote and will take it into account in making a determination concerning executive compensation.

        Under the rules of the New York Stock Exchange ("NYSE"), a record holder has the authority to vote your shares on certain matters when it does not receive voting instructions from you. Record holders that do not receive voting instructions are entitled to vote on the appointment of

Deloitte & Touche LLP as the Company's independent registered public accounting firm (Proposal 3). Absent instructions from you, record holders may not vote on the proposal regarding election of directors, on the advisory proposal regarding executive compensation or on the proposal regarding the approval of an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares. Without your voting instructions with respect to these matters, a broker non-vote will occur.

How to Vote

        You may submit a proxy in any of the following ways:

        Submitting a Proxy by Telephone or the Internet:    If you are a stockholder of record, you may appoint your proxy by telephone, or electronically through the Internet, by following the instructions on your proxy card. Easy-to-follow prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. The Company's telephone and Internet proxy submission procedures are designed to authenticate stockholders by using individual control numbers. If you hold your shares in "street name," please check your voting instruction card or contact your bank or broker to determine whether you will be able to provide your instructions by telephone or the Internet.

        Submitting a Proxy by Mail:    If you are a stockholder of record, you can appoint your proxy by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, you can instruct your bank or broker to vote by following the directions on your voting instruction card.

        By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.

        Voting in Person at the Annual Meeting:    Stockholders may vote in person by ballot at the Annual Meeting. Stockholders who own their shares in street name may vote in person at the Annual Meeting only if they provide a legal proxy, executed in their favor, from the holder of record of their shares. You will also be asked to provide photo identification at the Annual Meeting.

        Please note that even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance to ensure your shares are represented. Your vote in person at the Annual Meeting will revoke any proxy previously submitted.

Solicitation of Proxies

        The Company will pay the expenses of soliciting proxies in connection with this Proxy Statement. Proxies may be solicited in person or by mail, telephone, electronic transmission and facsimile transmission on the Company's behalf by directors, officers or employees of the Company or its subsidiaries, without additional compensation. The Company asks brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of the stock held of record by such persons and to obtain authority to execute proxies, for which the Company will reimburse such persons. Innisfree M&A Incorporated has been engaged to assist in the solicitation of proxies for the Company for a fee of $12,500 plus reasonable out-of-pocket expenses. If the Company records votes by telephone or through the Internet, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

Revocation of Proxies

        A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date prior to the Annual Meeting or (iii) sending written notice of revocation to the Company's Secretary at 591 West Putnam Avenue, Greenwich, Connecticut 06830, which written notice must be received by the Company's Secretary by 5:00 p.m., Eastern time, on April 30, 2013.

List of Stockholders

        A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Eastern time, at the Company's executive office at 591 West Putnam Avenue, Greenwich, Connecticut 06830, by contacting the Secretary of the Company.

Availability of Annual Report and Proxy Materials on the Internet

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 2, 2013.

        The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2012 are available at www.starwoodpropertytrust.com.

Confidentiality of Voting

        The Company keeps all proxies, ballots and voting tabulations confidential as a matter of practice. The Company only lets Innisfree M&A Incorporated and its Inspector of Election, American Stock Transfer & Trust Company ("AST"), examine these documents. Occasionally, stockholders provide written comments on their proxy card, which then may be forwarded to the Company's management by AST.

Voting Results

        AST, the Company's independent tabulating agent, will count the votes and act as the Inspector of Election.

Recommendations of the Board of Directors

        The Board of Directors recommends a vote FOR each of the nominees for director, FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in this Proxy Statement, FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 and FOR the approval of an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares as disclosed in this Proxy Statement.

 PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Bylaws provide that the Board of Directors may establish, increase or decrease the number of directors, provided that the number of directors shall never be less than the minimum required by the Maryland General Corporation Law, nor more than 15. The Company's Board of Directors is currently comprised of seven members.

        At the Annual Meeting, seven directors will be elected to serve on the Board of Directors, each for a one-year term expiring in 2014, and each until their respective successors are duly elected and qualified. The shares of Common Stock represented by the enclosed proxy will be voted for the election as directors of the seven nominees named below, unless a vote is withheld from any of the seven individual nominees. If any nominee becomes unavailable or unwilling to serve as a director on the Board of Directors for any reason, shares of Common Stock represented by the accompanying proxy will be voted for such other person as the Board of Directors may nominate.

Information Concerning the Director Nominees

        The Board of Directors has unanimously proposed Richard D. Bronson, Jeffrey F. DiModica, Jeffrey G. Dishner, Camille J. Douglas, Boyd W. Fellows, Barry S. Sternlicht and Strauss Zelnick as nominees for election as directors of the Company, each to serve for a one-year term expiring in 2014, and each until their respective successors are duly elected and qualified. Each nominee is currently a director of the Company and has agreed to serve if elected.

        The Board of Directors recommends a vote FOR each of the nominees for director.

        We believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities, are able to work collaboratively to make contributions to the Board of Directors and management. The Company values a number of attributes and criteria when identifying candidates to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities and diversity, including a mix of genders and multi- cultural viewpoints.

        Set forth on the following pages is biographical and other background information concerning each nominee for election as a director. This information includes each nominee's principal occupation as well as a discussion of the specific experience, qualifications, attributes and skills of each nominee that led to the Board's conclusion that each nominee should serve as a director. In addition, set forth below is the period during which each nominee has served as a director of the Company. The information presented below has been confirmed by each nominee for purposes of its inclusion in this Proxy Statement. Ages shown for all directors are as of December 31, 2012.

        Information concerning the names, ages, terms and positions with the Company and business experience of the members of the Board of Directors is set forth below.

Name	Age	Position
Richard D. Bronson(1)(2)(3)	67	Director
Jeffrey F. DiModica(2)(4)	45	Director
Jeffrey G. Dishner(4)	48	Director
Camille J. Douglas(1)(3)	61	Director
Boyd W. Fellows(4)	52	Director
Barry S. Sternlicht(4)	52	Chairman of the Board of Directors
Strauss Zelnick(1)(2)(3)(4)	55	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

(4)
Member of the Investment Committee.

        Richard D. Bronson has been a director of the Company since its inception in 2009. Since 2000, Mr. Bronson has been the CEO of The Bronson Companies, LLC based in Beverly Hills, California, a real estate development company. Mr. Bronson has been involved in the development of several shopping centers and office buildings throughout the United States. Mr. Bronson serves as the Chairman of U.S. Digital Gaming, an online gaming technology provider based in Beverly Hills, California, and as a director of TRI Pointe Homes, Inc. Mr. Bronson served as a director of Mirage Resorts and was President of New City Development, an affiliate of Mirage Resorts, where he oversaw many of the company's new business initiatives and activities outside Nevada. Mr. Bronson is on the Board of the Neurosurgery Division at UCLA Medical Center. He is a member of the Western Real Estate Business Editorial Board. Mr. Bronson has also served as Vice President of the International Council of Shopping Centers (ICSC), an association representing 50,000 industry professionals in more than 80 countries. Mr. Bronson is the founder and president of Native American Empowerment, LLC, a private company dedicated to monitoring, advocating and pursuing Native American gaming opportunities and tribal economic advancement. Mr. Bronson's experience and knowledge in the real estate industry provides valuable insight into potential investments and the current state of the commercial real estate markets.

        Jeffrey F. DiModica, CFA has been a director of the Company since its inception in 2009. Since 2007, Mr. DiModica has been the head of MBS/ABS/CMBS sales and strategy for the Americas at the Royal Bank of Scotland ("RBS"), in Stamford, Connecticut, a global financial services firm. The group Mr. DiModica runs is responsible for distribution of mortgage-backed securities ("MBS"), asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS") to institutional clients, including banks, hedge funds, insurance companies and money managers. Mr. DiModica previously headed the Boston sales office for RBS from 2001 to 2007. Prior to joining RBS, Mr. DiModica sold derivative and MBS products for Merrill Lynch from 1993 to 2001. Mr. DiModica began his career in Merchant and Investment Banking in the Real Estate group at Chemical Bank from 1989 to 1991. Mr. DiModica received his B.S.B.A. with a concentration in Finance in 1989 from Boston University, his M.B.A. from the Amos Tuck School at Dartmouth College in 1993, and his Chartered Financial Analyst designation in 1995. Mr. DiModica provides valuable insights into potential CMBS and RMBS investments and the current status of those markets.

        Jeffrey G. Dishner has been a director of the Company since its inception in 2009. He also serves as an Executive Vice President of SPT Management, LLC, our manager and an affiliate of the Company (the "Manager"). He is a Senior Managing Director and the Head of Real Estate Acquisitions of Starwood Capital Group Global, L.P. ("Starwood Capital Group"), a privately-held global investment management firm and an affiliate of the Company. Mr. Dishner is a member of the Executive and Investment Committees of Starwood Capital Group. Prior to joining Starwood Capital Group in 1994, Mr. Dishner was with the Commercial Mortgage Finance Group of J.P. Morgan & Co., where he focused on whole-loan dispositions and securitizations for various thrift institutions from 1993 to 1994. Prior to J.P. Morgan & Co., Mr. Dishner was a member of the Acquisitions Group at JMB Realty Corporation from 1987 to 1991. Mr. Dishner received a B.S. in economics from the Wharton School of Finance at the University of Pennsylvania and a M.B.A. from the Amos Tuck School at Dartmouth College. Mr. Dishner's experience in the commercial real estate markets provides important perspectives on the Company's investments.

        Camille J. Douglas has been a director of the Company since 2010. Ms. Douglas is currently a senior advisor for the LeFrak Organization, a position she has held since February 2010. Prior to her current role, since 2002 Ms. Douglas served as the Founder and Principal of Mainstreet Capital

Partners, a private firm that focuses on real estate financial advisory services and transactions throughout the world with its primary focus in the U.S., United Kingdom, Brazil and India. Prior to forming Mainstreet Capital Partners, from 1982 to 1994, Ms. Douglas was Senior Vice President, Finance, of Olympia & York, and from 1977 to 1982 she was a Vice President, Real Estate, at Morgan Stanley & Co., Inc. Ms. Douglas is an Adjunct Professor at Columbia Business School and a Lecturer at Harvard University Graduate School of Design. Ms. Douglas holds a B.A. from Smith College and a Masters from Harvard University Graduate School of Design. Ms. Douglas' experience in the commercial real estate markets provides important perspectives on the Company's investments as well as potential financings for the Company's investments.

        Boyd W. Fellows has been a director and President of the Company since 2010. He also has served as President and Managing Director of the Manager since October 2010. Mr. Fellows has more than 25 years' experience in the commercial real estate ("CRE") finance industry and capital markets and is a founder of Coastal Capital Partners, LLC ("CCP"), a real estate finance company where he worked from October 2009 until October 2010. From 2004 through September 2009, he was also on the management team that founded and built Countrywide Financial Corporation's ("Countrywide") CRE finance business. Prior to working at Countrywide, where he focused on U.S. production operations, and CCP, Mr. Fellows served as a Partner at Thomas Weisel Partners and as the CEO of Scudder Weisel Capital, a joint venture with Zurich Insurance. From 1994 to 1999, Mr. Fellows was one of the key senior executives who led Nomura's CRE division. In 1998, Mr. Fellows was named Co-CEO of the division. Prior to Nomura, Mr. Fellows worked at Morgan Stanley, where he was the co-head of the non-agency mortgage securities trading group and at Bank of America as a derivative securities and currency trader in the United States, Europe and Asia. Mr. Fellows received a B.S. degree in Economics from the University of Missouri and a M.B.A. degree from the University of Oregon. Mr. Fellows' experience in the commercial real estate industry provides important perspectives on the Company's investments and financings.

        Barry S. Sternlicht has been the Chairman of the Board of Directors and the Chief Executive Officer of the Company since its inception in 2009. He has been the President and Chief Executive Officer of Starwood Capital Group, an affiliate of the Company, since its formation in 1991. Over the past 19 years, Mr. Sternlicht has structured more than 300 investment transactions with an asset value of more than $40 billion. He was the Chairman of Starwood Hotels & Resorts Worldwide, Inc. ("Starwood Hotels"), a NYSE-listed company, from September 1997 to May 2005 and the Chief Executive Officer of Starwood Hotels from January 1999 to October 2004. He was also the Chairman of Starwood Hotels & Resorts, a wholly-owned subsidiary of Starwood Hotels, from January 1995 to May 2005 and the Chief Executive Officer of this subsidiary from January 1995 to October 2004. Mr. Sternlicht is Chairman of the Board of TRI Pointe Homes, Inc., Société du Louvre and Baccarat. He also serves on the Board of Directors of Restoration Hardware, National Golf, The Estée Lauder Companies, the National Advisory Board of JPMorgan Chase and the Advisory Board of Eurohypo Bank. Mr. Sternlicht is a Trustee of Brown University. He serves on the boards of the Juvenile Diabetes Research Foundation's National Leadership Advocacy Program, Kids in Crisis, The Harvard Club, the Business Committee for the Arts and the Center for Christian-Jewish Understanding. He is a member of the Committee to Encourage Corporate Philanthropy, the Presidential Tourism & Travel Advisory Board, the Young Presidents Organization, the World Travel & Tourism Council and the Urban Land Institute. Mr. Sternlicht received his B.A., magna cum laude, with honors from Brown University. He later earned a M.B.A. with distinction from Harvard Business School. Mr. Sternlicht's extensive experience in both the commercial real estate markets and as a senior executive and director of other publicly traded corporations provides the Board with leadership and financial expertise as well as insight into the current status of the global financial markets.

        Strauss Zelnick has been a director of the Company since its inception in 2009. Mr. Zelnick is a founding partner of ZelnickMedia, a media enterprise which manages and holds interests in an array of media businesses in the United States, Canada, Europe, Asia and Australia. Prior to forming ZelnickMedia in 2001, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a music and entertainment company, from 1998 to 2000. Mr. Zelnick served as President and Chief Executive Officer of the company's North American business unit from 1995 to 1998. Before joining BMG Entertainment, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive entertainment software. Prior to that, he spent four years as President and Chief Operating Officer of 20th Century Fox, where he managed all aspects of Fox Inc.'s worldwide motion picture production and distribution business. Previously, he spent three years at Vestron Inc., two of which as the company's President and Chief Operating Officer. Mr. Zelnick also served as Vice President, International Television, at Columbia Pictures. Mr. Zelnick currently serves as Chairman and Chief Executive Officer of Take-Two Interactive Software and Chairman of ITN Networks. He serves on the board of Naylor Publications and has served on the board of Blockbuster, Inc. He holds a B.A. from Wesleyan University, a M.B.A. from Harvard Business School and a J.D. from Harvard Law School. Mr. Zelnick's experience as a director and senior executive of publicly traded corporations provides the Company with leadership as well as financial expertise.

Compensation of Directors

        A member of the Company's Board of Directors who is also an employee of Starwood Capital Group or an affiliate thereof is referred to as an executive director. Executive directors do not receive compensation for serving on the Company's Board of Directors.

        For 2012, each non-executive director received an annual fee of $50,000 for his or her services, payable in quarterly installments in conjunction with quarterly meetings of the Board of Directors and an annual award of 2,201 restricted shares of Common Stock under the Non-Executive Director Stock Plan (the "Director Stock Plan") which vest on the anniversary of the date of grant, subject to the director's continued service on the Company's Board of Directors. As of January 1, 2013, only 66,888 shares of Common Stock were available for issuance under the Director Stock Plan and 9,538 shares of Common Stock were subject to unvested awards granted under the Director Stock Plan. Each of the Company's non-executive directors may elect to forego receipt of all or any portion of the cash or equity compensation payable to them for service as one of the Company's directors and direct that the Company pay such amounts to a charitable cause or institution designated by such director. The Company also reimburses each of its directors for their travel expenses incurred in connection with their attendance at full Board of Directors and committee meetings.

        In 2012, with input from Meridian Compensation Partners, LLC ("Meridian"), the Compensation Committee's independent outside consultant, the Compensation Committee reviewed the compensation paid to the Company's non-executive directors. As part of this review, the Company's previous director compensation levels were compared to the director compensation levels at 12 other publicly traded companies that have characteristics that are similar to those of the Company (the "Compensation Peer Group"), and broader industry director compensation levels (based on general industry survey data provided by Meridian). The companies currently comprising the Compensation Peer Group are:

    American Capital, Ltd.
    Anworth Mortgage Asset Corporation
    CapLease, Inc.
    Capstead Mortgage Corporation
    CreXus Investment Corporation
    Franklin Street Properties Corp.
    Hatteras Financial Corp.
    iStar Financial Inc.
    NorthStar Realty Finance Corp.

    PennyMac Mortgage Investment Trust
    Redwood Trust, Inc.
    Resource Capital Corporation

        Based on the review of non-executive director compensation levels, the Compensation Committee and Board of Directors approved the non-executive director compensation for 2013 in order to provide competitive director compensation levels, maintain consistent director compensation levels over time and reduce the complexity of the Company's fee structure. In recommending to the Board of Directors the non-executive director compensation levels for 2013, the Compensation Committee targeted the 50th percentile relative to the market data (i.e., peer group and survey data) to establish target compensation levels. Non-executive directors receive the following compensation for service as members of the Board of Directors and as members of Board committees:

  •
  Annual Board of Directors membership fee of $70,000 in cash;

  •
  Board Committee Chair cash retainers of $7,500 (Audit), $5,000 (Compensation) and $2,500 (Nominating), respectively;

  •
  Board Committee membership cash retainers of $5,000 (Audit), $2,500 (Compensation), $2,500 (Investment) and $1,000 (Nominating), respectively;

  •
  Board Committee leadership supplemental cash retainer of $20,000; and

  •
  Annual Equity Retainer Fee of $70,000 in shares of restricted stock, calculated based on the closing price of a share of Common Stock on the date of the grant, which grants will vest on the one-year anniversary of the date of the grant.

        The Board of Directors also adopted equity ownership guidelines for equal to three times the value of the annual retainer, or $210,000. Directors have five years from the time of implementation of the guideline or, if later, their election to the Board to obtain this level of equity ownership. Restricted stock awards made by the Company in connection with Board and Board committee service may be counted toward achieving the equity ownership guidelines.

        The table below summarizes the compensation paid by the Company to its non-executive directors for the year ended December 31, 2012.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (c)(1)(2)	Option Awards (d)	Non-Equity Incentive Plan Compensation (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)	Total (h)
Richard D. Bronson	$61,000.00	$49,962.70	—	—	—	—	$110,962.70
Jeffrey F. DiModica	$55,000.00	$49,962.70	—	—	—	—	$104,962.70
Camille J. Douglas	$56,000.00	$49,962.70	—	—	—	—	$105,962.70
Strauss Zelnick	$65,000.00	$49,962.70	—	—	—	—	$114,962.70

(1)
On August 16, 2012, the directors received their annual equity grant of 2,201 shares of Common Stock. The amounts reported in this column are based on a closing price of $22.70 per share of Common Stock on the date of the grant.

(2)
As of December 31, 2012, Ms. Douglas held 2,935 unvested restricted stock awards in the aggregate and the other three independent directors held 2,201 unvested restricted stock awards in the aggregate.

Recommendation of the Board of Directors

        The Board of Directors recommends a vote FOR the election of each of the nominees for director named above.

 CORPORATE GOVERNANCE

Determination of Director Independence

        Pursuant to the Company's Corporate Governance Guidelines, the Board of Directors must be comprised of a majority of directors who qualify as independent directors ("Independent Directors") under the listing standards of the NYSE. The Board of Directors reviews annually the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Following such annual review, only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) will be considered Independent Directors, subject to additional qualifications prescribed under the listing standards of the NYSE or under applicable law. The Board may adopt and disclose categorical standards to assist it in determining director independence. In the event that a director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the listing standards of the NYSE or under applicable law, the director must promptly inform the Chairman of the Nominating and Corporate Governance Committee.

        The Board of Directors considered all relevant facts and circumstances in assessing director independence and has determined that each of Richard D. Bronson, Jeffrey F. DiModica, Camille J. Douglas and Strauss Zelnick is an Independent Director under the listing standards of the NYSE.

        In making this determination with respect to Mr. DiModica, the Board of Directors took into account potential relationships between the Company and RBS, for which Mr. DiModica is the head of MBS/ABS/CMBS sales and strategy for the Americas. The Board of Directors acknowledged that although the Company may engage in transactions with RBS or its affiliates (together, the "RBS Parties") from time to time, the Company and RBS have entered into an agreement providing that the RBS Parties will not make payments to, or receive payments from, the Company for property or services which exceeds the greater of $1 million or 2% of the RBS Parties' consolidated gross revenues in any fiscal year, in order to maintain Mr. DiModica's status as an Independent Director of the Company.

Board Leadership Structure and Role in Risk Oversight

        Barry S. Sternlicht serves as both Chief Executive Officer and as Chairman of the Board of Directors. The Board of Directors believes that this leadership structure is appropriate and has enabled the Company to attract and retain a strong Chief Executive Officer. This structure avoids any lack of clarity over who runs the Company and results in a leader of the Board of Directors with greater substantive knowledge of the Company and the industry in which it operates than would otherwise be the case. The Board of Directors believes the Company's overall corporate governance policies and practices, combined with the strength of the Company's Independent Directors, minimize any potential conflicts that may result from combining the roles of Chief Executive Officer and Chairman. In the Board's view, splitting the roles would potentially have the consequence of making the Company's management and governance processes less effective than they are today through undesirable duplication of work and, in the worst case, lead to a blurring of the clear lines of accountability and responsibility, without any clear offsetting benefits.

        Our Corporate Governance Guidelines contemplate that the Independent Directors will designate one of the Independent Directors to serve as Lead Independent Director. Mr. Bronson currently serves as Lead Independent Director. The Lead Independent Director works with the Chief Executive Officer and Chairman to ensure that the Board of Directors discharges its responsibilities, has structures and procedures in place to enable it to function independently of management and clearly understands the respective roles and responsibilities of the Board of Directors and management. In addition, the Lead Director's duties include coordinating the activities of the Independent Directors, coordinating the agenda for and moderating sessions of the Board's Independent Directors and other non-executive directors, facilitating communications between the other members of the Board of Directors and performing such other duties as may be necessary for the Board of Directors to fulfill its responsibilities or as may be requested by the Board of Directors as a whole, by the non-executive directors, or by the Chairman of the Board. The Board of Directors believes that having a combined Chief Executive Officer and Chairman and a Lead Independent Director having significant and well-defined responsibilities as described above enhances the Chief Executive Officer and Chairman's ability to provide insight and direction on important strategic initiatives to both management and the Independent Directors and, at the same time, ensures that the appropriate level of independent oversight is applied to all decisions of the Board of Directors, and accordingly facilitates the overall functioning of the Board of Directors.

        The members of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee of the Board of Directors, including their respective chairs, are comprised entirely of Independent Directors who serve in oversight roles. Through these committees, the Board is actively involved in oversight of risk, compliance, possible conflicts of interest and related party transactions, and business results. Members of the Board of Directors have access to management and outside advisors; thus, the Chairman is not the sole source of information for the Board of Directors.

        The Manager is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company's management and affairs through its standing committees and, when necessary, special meetings of Independent Directors.

Board and Committee Meetings

        The Board of Directors has four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Investment Committee. Each of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee is composed entirely of Independent Directors, as determined in accordance with the applicable rules of the NYSE. The current charters for each of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are available on the investor relations page of the Company's website, www.starwoodpropertytrust.com, under the heading "Investor Relations" then the sub-heading "Corporate Governance." Further, the Company will provide a copy of these charters without charge to each stockholder upon written request. Requests for copies should be addressed to Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary.

        The following descriptions of the functions performed by the committees of the Board of Directors are general in nature and are qualified in their entirety by reference to the committees' charters.

Audit Committee

        The Audit Committee, presently composed of Mr. Bronson, Ms. Douglas and Mr. Zelnick, is responsible for the selection, evaluation and oversight of the Company's independent auditors, as well as oversight of the financial reporting process and internal controls of the Company. The Board of

Directors adopted a charter for the Audit Committee on August 11, 2009. Each Audit Committee member is "independent" as defined in the NYSE listing standards. The Board of Directors has determined that Mr. Zelnick qualifies as an "audit committee financial expert" as defined in the applicable SEC rules, and the Board of Directors has determined that Mr. Zelnick has accounting and related financial management expertise and that each member of the Audit Committee is financially literate within the meaning of the listing standards of the NYSE. The Audit Committee met four times during the fiscal year ended December 31, 2012.

        The primary purposes of the Audit Committee are to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, (a) assisting the Board of Directors' oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the Company's independent auditors' qualifications and independence, and (iv) the performance of the Company's independent auditors and the Company's internal audit function, and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee, presently composed of Mr. Bronson, Ms. Douglas and Mr. Zelnick, recommends to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; advises the Board of Directors with respect to the composition of the Board of Directors, procedures and committees; advises the Board of Directors with respect to the corporate governance principles applicable to the Company; and oversees the evaluation of the Board of Directors and the Company's management. The Board of Directors adopted a charter for the Nominating and Corporate Governance Committee on August 11, 2009. Each Nominating and Corporate Governance Committee member is "independent" as defined in the NYSE listing standards. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2012.

        The Nominating and Corporate Governance Committee, as required by the Company's Bylaws, will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

        The Company's Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary. The Secretary must receive the notice of a stockholder's intention to introduce a nomination or proposed item of business at an annual stockholder meeting:

  •
  not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; or

  •
  in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made by the Company.

        The deadline for such notice with respect to the 2014 annual meeting of stockholders is discussed below under "Stockholder Proposals for the 2014 Annual Meeting." The Bylaws also provide that the stockholder nomination notice must contain all information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serve as director if elected).

        As to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, the notice must include:

  •
  the name and record address of the stockholder, as they appear on the Company's stock ledger, and of such beneficial owner;

  •
  the number of shares of each class of stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner; and

  •
  any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act.

        In considering the qualifications for serving as a director of the Company, the Nominating and Corporate Governance Committee examines a candidate's experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the Board. Although there is no specific policy on diversity, the Nominating and Corporate Governance Committee also may seek to have the Board represent a diversity of backgrounds and experience.

        The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors and executive officers to notify the Nominating and Corporate Governance Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Nominating and Corporate Committee will also consider candidates recommended by stockholders.

        Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Nominating and Corporate Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Corporate Governance Committee requests information from the candidate and reviews the person's accomplishments and qualifications. The Nominating and Corporate Governance Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder; however, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Compensation Committee

        The Compensation Committee, presently composed of Mr. Bronson, Mr. DiModica and Mr. Zelnick, oversees the Company's compensation practices, including its executive compensation plans, and its incentive-compensation and equity-based plans. The Compensation Committee also oversees the annual review of the Management Agreement, dated as of August 11, 2009, as the same may be amended from time to time, by and among the Company and the Manager (the "Management Agreement"), and oversees the annual review of the Manager Equity Plan, the Equity Plan and the Director Stock Plan, each as adopted on August 11, 2009. The Board of Directors adopted a charter for the Compensation Committee on August 11, 2009. Each Compensation Committee member is "independent" as defined in the NYSE listing standards. The Compensation Committee met one time during the fiscal year ended December 31, 2012.

        The primary purposes of the Compensation Committee are:

  •
  to oversee the Company's compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive- compensation and equity-based plans;

  •
  to review and discuss with management the Company's compensation discussion and analysis (the "CD&A") to be included in the Company's annual proxy statement or annual report on Form 10-K filed with the SEC;

  •
  to prepare the Compensation Committee Report as required by the rules of the SEC;

  •
  to oversee the annual review of the Management Agreement; and

  •
  to oversee the annual review of the Manager Equity Plan, the Equity Plan and the Director Stock Plan.

        The Compensation Committee has authority to determine the compensation payable to the Company's directors and to grant awards under the Company's equity incentive plans and from time to time may solicit recommendations from the Company's executive officers and/or outside compensation consultants in determining the amount or form of such director compensation or awards. The Compensation Committee also has authority to approve base salary and target bonus levels to be paid by an affiliate of the Manager to the Company's named executive officers, including Mr. Sossen and Perry Stewart Ward, and equity-based compensation to be made to the Company's named executive officers. In determining the amount and form of such compensation, the Compensation Committee seeks recommendations from time to time from the Company's Chairman and Chief Executive Officer and/or outside compensation consultants. The Compensation Committee also oversees risk when it considers granting equity awards to the Manager under the Management Agreement. In particular, the factors considered by the Compensation Committee in making grants to the Manager may include performance related factors such as achievement of specified levels of net income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Manager to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, and/or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. As a result, the Compensation Committee evaluates performance factors, such as net income, in conjunction with other key risk exposure factors in making grants to the Manager.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is presently comprised of Messrs. Bronson, DiModica and Zelnick, none of whom were officers or employees of the Company during the fiscal year ended December 31,

2012, and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

Investment Committee of Our Board of Directors

        The Investment Committee, currently composed of Messrs. Sternlicht, Dishner, Fellows, DiModica and Zelnick, is responsible for the supervision of our Manager's compliance with our investment guidelines, and conducting periodic reviews of our investment portfolio at least on a quarterly basis or more frequently as necessary. In addition, any proposed investment from $75 million to $150 million of our equity capital will require the approval of the Investment Committee. The Board of Directors adopted a charter for the Investment Committee on August 11, 2009.

Executive Sessions of Non-Executive Directors

        Executive sessions of the non-executive directors occur regularly during the course of the year. "Non-executive directors" include all Independent Directors. Mr. Bronson, our Lead Independent Director, is responsible for presiding over executive sessions of the non-executive directors.

Number of Meetings of the Board of Directors and Attendance in 2012

        The Board of Directors met 12 times during the fiscal year ended December 31, 2012. In 2012, each director then in office attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which such director served. The Company expects each director serving on its Board of Directors to regularly attend meetings of the Board of Directors and the committees on which such director serves, and to review, prior to meetings, material distributed in advance of such meetings. A director who is unable to attend a meeting is expected to notify the Chairman of the Board of Directors or the chairman of the appropriate committee in advance of such meeting. The Company's policy regarding director attendance at the Annual Meetings of Stockholders is to encourage directors to attend such meetings. Each director then in office attended our 2012 Annual Meeting.

Report of the Audit Committee

        The Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the Audit Committee are "independent" as defined in the NYSE listing standards.

        The Audit Committee's job is one of oversight, as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP"). The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with GAAP.

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management and with Deloitte & Touche LLP, the Company's independent registered public accounting firm for fiscal year 2012.

        The Audit Committee has discussed with Deloitte & Touche LLP the matters required by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T.

        The Audit Committee has received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence, has discussed Deloitte & Touche LLP's independence with Deloitte & Touche LLP and has considered the compatibility of non-audit services with independence of the independent registered public accounting firm.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

Strauss Zelnick (Chairperson)
Richard D. Bronson
Camille J. Douglas

Information on Corporate Governance and Communications with the Board

        The Company maintains a corporate governance section on its website to provide relevant information to stockholders and other interested parties. Corporate governance information available on the website includes the charters of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee of the Board of Directors, the Corporate Governance Guidelines of the Company, the Code of Business Conduct and Ethics and the Code of Ethics applicable to the Principal Executive Officer and Senior Financial Officers of the Company. This information is available on the investor relations page of the Company's website, www.starwoodpropertytrust.com, under the heading "Investor Relations" then the subheading "Corporate Governance," and the information is available in print without charge to any stockholder upon written request to Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary.

        You may initiate communications with the Board, the Chairman, the Independent Directors as a group, or any individual director or directors by writing to our Secretary at the address set forth above. You should indicate on the outside of the envelope the intended recipient (i.e., Board, Independent Directors as a group or any individual director or directors) of your communication. The Board has instructed our Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the recipient's consideration.

 EXECUTIVE OFFICERS

        Information concerning the names, ages, terms and positions with the Company and business experience of the executive officers of the Company is set forth below. Ages shown for all executive officers are as of December 31, 2012.

Name	Age	Position
Barry S. Sternlicht	52	Chief Executive Officer
Boyd W. Fellows	52	President
Andrew J. Sossen	36	Executive Vice President, General Counsel, Chief Operating Officer, Chief Compliance Officer and Secretary
Perry Stewart Ward	55	Chief Financial Officer, Treasurer and Principal Financial Officer

        The Company's Chief Executive Officer, Mr. Sternlicht, and its Executive Vice President, Mr. Silvey, are executives of Starwood Capital Group.

        In addition to Messrs. Sternlicht and Fellows, for whom biographical information is provided above under "Proposal 1: Election of Directors," the following individuals serve as the Company's executive officers:

        Andrew J. Sossen has been the Company's Chief Operating Officer since July 2011 and the Company's Executive Vice President, General Counsel and Chief Compliance Officer since January 2010. Prior to joining the Company, Mr. Sossen served from 2006 to 2009 as the General Counsel of KKR & Co.'s asset management business and of KKR Financial Holdings LLC, a publicly traded specialty finance company, where he was a member of senior management and was integrally involved in the policy and strategic decision-making, as well as the day-to-day operations, of the businesses. Mr. Sossen's career began at Simpson Thacher & Bartlett LLP where he was a member of the firm's corporate department specializing in capital markets and mergers and acquisitions. Mr. Sossen received both his Juris Doctorate and Bachelor of Arts from the University of Pennsylvania.

        Perry Stewart Ward has served since March 2011 as our Chief Financial Officer, Treasurer and Principal Financial Officer. Also, he has served since October 2010 as Chief Financial Officer, Head of Capital Markets and Risk Management and Managing Director of the Manager. Mr. Ward is a founding partner of Coastal Capital Programs, a real estate finance company where he worked from October 2009 until October 2010. From 2004 until September 2009, Mr. Ward jointly managed the commercial real estate finance business of Countrywide Financial Corporation responsible for all capital markets activities and risk management. Mr. Ward received a B.A. degree in Economics from the University of Colorado and a M.B.A. degree from Carnegie-Mellon University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Common Stock as of the Record Date with respect to:

  •
  each of the Company's directors and director nominees;

  •
  each of the Company's named executive officers; and

  •
  all of the Company's directors, director nominees and executive officers as a group.

        Except as indicated in the table below, the business address of each person listed in the table below is the address of our principal executive office, 591 West Putnam Avenue, Greenwich, Connecticut 06830.

Directors and Named Executive Officers	Amount and Nature Of Beneficial Ownership		Percent of Class
Richard D. Bronson	32,278	(1)(2)	*
Jeffrey F. DiModica	35,478	(1)(5)	*
Jeffrey G. Dishner	51,808		*
Camille J. Douglas	8,278	(1)	*
Boyd W. Fellows	19,775		*
Barry S. Sternlicht	2,873,371	(3)	2.1%
Strauss Zelnick	25,278	(1)(4)	*
Andrew J. Sossen	46,837		*
Perry Stewart Ward	24,775		*
Directors and Executive Officers as a Group	3,117,878		2.3%

*
Less than 1%

(1)
Includes 8,278 shares of restricted Common Stock granted to non-executive directors pursuant to the Director Stock Plan.

(2)
Includes 15,000 shares owned by Mr. Bronson's spouse.

(3)
Includes 253,421 shares owned in a trust of which Mr. Sternlicht is the trustee.

(4)
Includes 11,800 shares owned in trusts of which Mr. Zelnick is the trustee and includes 2,600 shares owned by Mr. Zelnick's spouse.

(5)
Includes 35,478 shares owned by Mr. DiModica's spouse.

        The following table sets forth certain information relating to the beneficial ownership of our Common Stock by each person or entity known to the Company to be the beneficial owner of more than five percent of our Common Stock as of December 31, 2012, based on a review of publicly available statements of beneficial ownership filed with the SEC on Schedules 13D and 13G through March 27, 2013.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
Capital Research Global Investors	11,914,000	(1)	8.8%
333 South Hope Street
Los Angeles, California 90071
Neuberger Berman Group LLC,	6,943,289	(2)	5.132%
Neuberger Berman LLC
605 Third Avenue
New York, New York 10158
Morgan Stanley,	5,392,031	(3)	4.0%
Morgan Stanley Investment Management Inc.
1585 Broadway
New York, NY 10036
BlackRock, Inc.	9,718,926	(4)	7.31%
40 East 52nd Street
New York, NY 10022

(1)
Based on information as of December 31, 2012 set forth in Schedule 13G/A filed with the SEC by Capital Research Global Investors on February 13, 2013.

(2)
Based on information as of December 31, 2012 set forth in Schedule 13G/A filed with the SEC by Neuberger Berman Group LLC and Neuberger Berman LLC on February 14, 2013, which have shared voting power with respect to 6,534,098 of these shares and shared dispositive power with respect to 6,943,289 of these shares.

(3)
Based on information as of December 31, 2012 set forth in Schedule 13G/A filed with the SEC by Morgan Stanley and Morgan Stanley Investment Management Inc. on February 13, 2013, which have sole voting power with respect to 5,232,541 of these shares and sole dispositive power with respect to 5,392,031 of these shares.

(4)
Based on information as of December 31, 2012 set forth in Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 8, 2013.

        Unless otherwise indicated, all shares set forth in the tables above are owned directly, and the indicated person has sole voting and investment power. The percentage of beneficial ownership is calculated based on 135,512,694 shares of Common Stock outstanding as of March 27, 2013. In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns beneficially or of record;

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days (such as shares of restricted Common Stock that are currently vested or which are scheduled to vest within 60 days).

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        We have no employees except for Mr. Sossen and Mr. Ward. We are managed by the Manager, pursuant to the terms of the Management Agreement. All of our named executive officers are employees of an affiliate of the Manager. Because the Management Agreement with the Manager provides that the Manager is responsible for managing the Company's affairs, the Company's Chief Executive Officer and each of its other current executive officers, each of whom is an executive of Starwood Capital Group or an affiliate thereof, do not receive cash compensation from the Company for serving as the Company's executive officers. Instead, the Company pays the Manager the management fees described in "Management Agreement" and, in the discretion of the Compensation Committee of the Board of Directors, the Company may also grant the Manager equity-based awards.

        The Company also considered the results of the 2012 stockholder advisory vote on executive compensation. More than 99% of the votes cast at our 2012 annual meeting of stockholders voted to approve our executive compensation. The Company did not make any change to the Company's executive compensation program in response to this advisory vote.

Cash Compensation

        We have not directly paid, and do not intend to directly pay, any cash compensation to our named executive officers. However, Mr. Sossen, the Company's Executive Vice President, General Counsel, Chief Operating Officer, Chief Compliance Officer and Secretary and Mr. Ward, the Company's Chief Financial Officer, Treasurer and Principal Financial Officer, were seconded to the Company by Starwood Capital Group under the terms of an agreement with Starwood Capital Group pursuant to which the Company reimburses Starwood Capital Group for a portion of its expenses incurred in employing the person or persons serving those roles, including annual base salary, bonus potential and employee benefit costs. Mr. Sossen's annual base salary in 2012 was $250,000. Mr. Sossen's cash bonus in 2012 was $850,000, a portion of which was paid in recognition of his significant contributions towards the Company's realization of the acquisition described below in "Certain Relationships and Related Transactions—LNR Property LLC." Mr. Sossen's initial annual base salary was recommended by our Chairman and Chief Executive Officer in consultation with the Manager based on a general understanding of compensation practice in our industry, as well as anticipated salary requirements of other candidates to fill the position. The Compensation Committee reviewed and approved Mr. Sossen's initial annual base salary. Mr. Ward's annual base salary in 2012 was $300,000, and his cash bonus in 2012 was $968,321. Mr. Ward's initial annual base salary was recommended by our Chairman and Chief Executive Officer in consultation with the Manager based on a general understanding of compensation practice in our industry, as well as anticipated salary requirements of other candidates to fill the position.

        Mr. Sossen's and Mr. Ward's cash bonuses for 2012 were recommended by our Chairman and Chief Executive Officer in consultation with the Manager, with the assistance of Meridian, the Compensation Committee's independent outside compensation consultant, based upon a review of compensation paid by the Compensation Peer Group for comparable positions as well as broader industry compensation levels (based on the Towers Watson Management Survey and the Mercer U.S. Executive Survey and industry survey data provided by Meridian). The Compensation Committee reviewed and approved Mr. Sossen's and Mr. Ward's cash bonuses for 2012. In approving Mr. Sossen's and Mr. Ward's cash bonuses, the Compensation Committee targeted the 75th percentile relative to the market data (i.e., Compensation Peer Group and survey data).

Equity-Based Compensation

        The Compensation Committee may, from time to time pursuant to our equity incentive plans, grant our named executive officers certain equity-based awards, including stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights and other equity-based awards. These awards are designed to align the interests of our named executive officers with those of our stockholders, by allowing our named executive officers to share in the creation of value for our stockholders through capital appreciation and dividends. These equity awards are generally subject to vesting requirements over a number of years, and are designed to promote the retention of management and to achieve strong performance for the Company. These awards provide a further benefit to us by enabling our Manager to attract, motivate and retain talented individuals to serve as our executive officers. In 2012, the Company granted 12,500 restricted shares of Common Stock to Mr. Sossen pursuant to the Starwood Property Trust, Inc. Equity Plan, which vest in quarterly installments over a three-year period, subject to Mr. Sossen's continued service to the Company. In 2012, the Company granted 5,000 restricted shares of Common Stock to Mr. Ward pursuant to the Starwood Property Trust, Inc. Equity Plan, which vest in annual installments over a three-year period, subject to Mr. Ward's continued service to the Company. In determining the equity-based awards in 2012, the Compensation Committee considered input from Meridian, its independent outside compensation consultant.

Role of Compensation Committee

        The Compensation Committee reviews and approves base salary and target bonus levels as well as any equity-based awards to be made to our named executive officers based on recommendations from the Company's Chairman and Chief Executive Officer and outside compensation consultants. Information on the Committee's processes and procedures for consideration of executive compensation are addressed under "Board and Committee Meetings—Compensation Committee" above.

Independent Compensation Consultant

        Meridian provides executive compensation consulting services to the Compensation Committee. Meridian:

  •
  Participates in the design of the Company's executive compensation programs;

  •
  Provides and reviews market data and advises the Compensation Committee on setting executive compensation levels and the competitiveness and reasonableness of the Company's executive compensation program;

  •
  Reviews and advises the Compensation Committee regarding the elements of the Company's executive compensation program, as relative to the Company's peers; and

  •
  Reviews and advises the Compensation Committee regarding director compensation.

        Meridian does not provide any other services to the Company or the Manager.

Role of Executive Officers

        As noted above, the Compensation Committee is responsible for approving compensation for our named executive officers. Our Chairman of the Board and Chief Executive Officer, Mr. Sternlicht, annually reviews the performance of each member of senior management (other than Mr. Sternlicht's own performance). Recommendations based on these reviews, including salary adjustments, annual bonuses, and equity-based grants, if any, are presented by Mr. Sternlicht to the Compensation Committee. All decisions for 2012 made by the Compensation Committee with respect to Mr. Sossen and Mr. Ward were made after deliberation with Mr. Sternlicht. As noted elsewhere in this Proxy Statement, Mr. Sternlicht does not receive any compensation from the Company for his services as Chairman and Chief Executive Officer of the Company, and the Company does not reimburse Starwood Capital Group for cash compensation paid to Mr. Sternlicht.

        At various times during the year at the request of the Committee, Mr. Sternlicht, our Chairman and Chief Executive Officer, attended Compensation Committee meetings, or portions of Compensation Committee meetings, to provide the Compensation Committee with information regarding the Company's operational performance, financial performance, or other topics requested by the Compensation Committee to assist the Committee in making its compensation decisions.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the CD&A included in this Proxy Statement with management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

Richard D. Bronson (Chairman)
Jeffrey F. DiModica
Strauss Zelnick

Summary Compensation Table

        The following table provides information regarding compensation earned by the Company's "named executive officers" for the year ended December 31, 2012. As described in Compensation Discussion and Analysis, we have two employees and did not pay any cash or equity compensation to our executive officers in 2012.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Andrew J. Sossen	2012	$250,000	$850,000	$262,750	(2)	-0-	-0-		$1,362,750
Executive Vice President,	2011	$250,000	$600,000	$250,010	(3)	-0-	-0-		$1,100,010
General Counsel,	2010	$241,506	$550,000	-0-		-0-	$33,797	(1)(4)	$825,303
Chief Operating Officer,
Chief Compliance Officer
and Secretary
Perry Stewart Ward	2012	$300,000	$968,321	$105,100	(5)	-0-	-0-		$1,373,421
Chief Financial Officer,	2011	$237,500	$450,000	-0-		-0-	-0-		$687,500
Treasurer and Principal	2010	-0-	-0-	-0-		-0-	-0-		-0-
Financial Officer(6)

(1)
The amounts shown in these columns represent that portion of the compensation paid by the Manager to these individuals for which the Manager has been reimbursed by the Company.

(2)
On March 30, 2012, Mr. Sossen received an annual award of 12,500 shares of Common Stock. The amount reported in this column is based on a closing price of $21.02 per share of Common Stock on the date of grant.

(3)
On February 23, 2011, Mr. Sossen received an annual award of 11,082 shares of Common Stock. The amount reported in this column is based on a closing price of $22.56 per share of Common Stock on the date of the grant.

(4)
All Other Compensation for Mr. Sossen represents reimbursement of relocation expenses in connection with his relocation upon commencement of his employment with the Manager.

(5)
On March 30, 2012, Mr. Ward received an annual award of 5,000 shares of Common Stock. The amount reported in this column is based on a closing price of $21.02 per share of Common Stock on the date of the grant.

(6)
Mr. Ward was appointed as Chief Financial Officer, Treasurer and Principal Financial Officer effective March 15, 2011. Prior to his appointment, Jerome C. Silvey served as Executive Vice President and Interim Principal Financial Officer. Mr. Silvey did not receive any compensation from the Company in connection with his service in such position. Barry Sternlicht, the Company's Chairman and Chief Executive Officer has not received any compensation from the Company in connection with his service as Chairman and Chief Executive Officer.

Grants of Plan-Based Awards During Fiscal Year Ended December 31, 2012

        The following table provides information regarding plan-based awards granted to the Company's named executive officers during the year ended December 31, 2012.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Equity Awards ($)
Andrew J. Sossen Restricted Stock Award	March 30, 2012	12,500	(1)	$262,750
Perry Stewart Ward Restricted Stock Award	March 30, 2012	5,000	(2)	$105,100

(1)
The restricted shares received by Mr. Sossen will vest in quarterly installments over a three-year period beginning on March 31, 2012.

(2)
The restricted shares received by Mr. Ward will vest in annual installments over a three-year period beginning on December 31, 2012.

Outstanding Equity Awards at December 31, 2012

        The following table provides information regarding outstanding equity awards of the Company's named executive officers as of December 31, 2012.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Andrew J. Sossen	12,028	(1)	$276,162.88
Perry Stewart Ward	3,333	(2)	$76,525.68

(1)
Reflects restricted stock awards granted to Mr. Sossen which vest in quarterly installments over three-year periods beginning on March 31, 2011 and March 31, 2012. The number of Mr. Sossen's restricted stock awards that had not vested as of December 31, 2012 and the respective vesting dates for such awards are as follows: 1,965 on each of March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 and 1,042 on each of March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014.

(2)
Reflects restricted stock awards granted to Mr. Ward which vest in annual installments over a three-year period beginning on December 31, 2012. The number of Mr. Ward's restricted stock awards that had not vested as of December 31, 2012 and the respective vesting dates for such awards are as follows: 1,666 on December 31, 2013 and 1,667 on December 31, 2014.

(3)
The amount reported in this column is based on a closing price of $22.96 per share of Common Stock on December 31, 2012.

Stock Vested For Fiscal Year Ended December 31, 2012

        The following table sets forth information for each named executive officer with respect to the vesting of stock awards during the year ended December 31, 2012, and the value realized upon such vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Andrew J. Sossen	7,857	$173,953
Perry Stewart Ward	1,667	$38,274

Potential Payments upon Termination of Employment

        The Company does not have any employment agreements with any of its named executive officers and is not obligated to make any payments to them upon termination of employment. In the event that the employment of a named executive officer of the Company is terminated, such named executive officer will forfeit any and all unvested restricted stock awards that he or she has been granted by the Company under the Equity Plan (as defined below).

Potential Post-Employment Payments and Payments upon Change in Control

        None of the Company's named executive officers has the right to terminate employment and receive severance payments from the Company and the Company is not required to make payments to a named executive officer upon a change of control. However, all unvested restricted stock awards that the Company has granted under the Equity Plan will vest immediately upon a change of control (as defined in the Equity Plan). Assuming that the triggering event took place on December 31, 2012, the value of the vested restricted stock awards for each named executive officer would be the same as the respective values set forth in the second column of the table presented in the section entitled "Outstanding Equity Awards at December 31, 2012."

        We have not included a Pension Benefits Table or a Nonqualified Deferred Compensation Table because, due to the limited nature of our compensation program, we have nothing to report with respect to any of these items.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	1,160,419	N/A	132,056
Equity compensation plans not approved by security holders	—	—	—

Total	1,160,419	N/A	132,056

 COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons beneficially owning more than ten percent of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in such ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the Company with copies of all Forms 3, 4 and 5 that they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2012.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Pursuant to Section 14A of the Exchange Act, we are providing stockholders with a vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. The advisory vote on executive compensation described in this proposal is commonly referred to as a "say-on-pay vote." More than 99% of the votes cast at the 2012 annual meeting voted to approve our executive compensation. At the 2011 annual meeting, we asked our stockholders to indicate if we should hold an advisory vote on the compensation of our named executive officers every one, two or three years. Because at our 2011 annual meeting our stockholders voted in favor of an annual advisory vote, we again are asking our stockholders to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

        As described under "Executive Compensation—Compensation Discussion and Analysis" elsewhere in this Proxy Statement, we have no employees except for Mr. Sossen and Mr. Ward, and we have not directly paid, and do not intend to directly pay, any cash compensation to our named executive officers. However, we are charged by Starwood Capital Group for certain of its expenses incurred in employing certain of our named executive officers. Additionally, from time to time we may grant to our named executive officers equity-based awards pursuant to our equity incentive plans, which we believe serve to align the interests of named executive officers with the interests of our stockholders in receiving attractive risk-adjusted dividends and growth.

        This proposal gives our stockholders the opportunity to express their views on the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our named executive officer compensation by voting FOR the following resolution at the Annual Meeting:

          "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure)."

        The say-on-pay vote is an advisory vote only, and therefore it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

Recommendation of the Board of Directors

        The Board of Directors recommends a vote FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposed Independent Auditor

        Deloitte & Touche LLP, independent certified public accountants, has served as independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ended December 31, 2012. The Audit Committee has appointed Deloitte & Touche LLP to be the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

        Although there is no requirement that Deloitte & Touche LLP's appointment be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accounting firms if the stockholders choose not to ratify the appointment of Deloitte & Touche LLP. The Audit Committee may terminate the appointment of Deloitte & Touche LLP as our independent registered public accounting firm without the approval of the stockholders whenever the Audit Committee deems such termination appropriate.

        Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. The representatives of Deloitte & Touche LLP will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

        The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        At its meeting on February 19, 2013 the Audit Committee appointed Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for fiscal year ending December 31, 2013, subject to stockholder ratification.

        The Audit Committee considered the non-audit services provided by Deloitte & Touche LLP and determined that the provision of such services was compatible with maintaining Deloitte & Touche LLP's independence.

        The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the years ended December 31, 2012 and 2011, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2012	2011
Audit Fees(1)	$1,341,616	$1,109,526
Audit Related Fees(2)	$2,020	$2,000
Tax Fees(3)	$101,802	$84,223
All Other Fees(4)	$0	$0

Total Fees	$1,445,438	$1,195,749

(1)
Audit Fees represent fees for the audits and quarterly reviews of the consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, statutory audits, consents and review of documents filed with the SEC, including certain Form 8-K filings.

(2)
Audit Related Fees represent amounts billed for the Company's subscription to Deloitte & Touche LLP's on-line accounting and reporting technical library.

(3)
Tax Fees represent professional services for tax compliance, tax advice and tax planning.

(4)
All Other Fees not listed in the Policies or appendices thereto must be separately pre-approved by the Audit Committee or the Chairperson.

Pre-Approval Policies for Services of Independent Registered Public Accounting Firm

        In accordance with Audit Committee policy and requirements of law, the Audit Committee pre-approves all services to be provided by the independent audit firm, including all audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. The Audit Committee has authorized its Chairperson to pre-approve additional services and, if the Audit Committee Chairperson pre-approves a service pursuant to this authority, he or she reviews the matter with the full Audit Committee at its next regularly scheduled meeting. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent audit firm. The Company obtains these services from other firms as needed.

        For the year ended December 31, 2012, all services provided by Deloitte & Touche LLP were pre-approved by the Audit Committee pursuant to the Policies.

Procedures

        Requests or applications to provide services that require specific approval by the Audit Committee or the Chairperson will be submitted to the Audit Committee or the Chairperson, as the case may be, by both the independent auditor and the Company's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC on auditor independence and the requested services is not a non-audit service prohibited by the SEC.

 PROPOSAL 4
APPROVAL OF ADDITIONAL AUTHORIZED SHARES UNDER THE
MANAGER EQUITY PLAN AND EQUITY PLAN

        The Company currently maintains the Starwood Property Trust, Inc. Manager Equity Plan (the "Manager Equity Plan"), which provides for the grant of stock options, stock appreciation rights, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to the Manager. The Company also maintains the Starwood Property Trust, Inc. Equity Plan (the "Equity Plan"), which provides for the same types of equity-based awards to natural persons who provide services to the Company, including employees of the Manager. The maximum number of shares that may be made subject to awards granted under either the Manager Equity Plan or the Equity Plan, determined on a combined basis, was initially 3,112,500 shares. As of January 1, 2013, only 65,168 shares of Common Stock were available for issuance under the Manager Equity Plan and the Equity Plan and 1,160,419 shares of Common Stock were subject to unvested awards granted under the Manager Equity Plan and the Equity Plan. The Board of Directors has approved, subject to stockholder approval, an amendment to the Manager Equity Plan (the "Amended Manager Equity Plan") and the Equity Plan (the "Amended Equity Plan," and together with the Amended Manager Equity Plan, the "Amended Plans") to increase the number of shares available under such plans for awards granted on or after January 1, 2013 to 6,000,000 shares of Common Stock.

        We are asking stockholders to approve the Amended Plans, as they will allow the Company and the Manager to continue to attract, retain and motivate talented employees who are critical to the Company's long-term success and growth. The Company believes that the requested increase in the number of shares available under the Amended Plans will, on the basis of current assumptions, ensure that enough shares remain available for issuance under the Amended Plans until April 2, 2016.

Purpose of the Manager Equity Plan and Equity Plan

        The Manager Equity Plan and the Equity Plan were adopted to issue equity-based incentives to the Manager and to natural persons who provide services to the Company in order to increase their efforts on behalf of the Company and to promote the success of the Company's business.

Description of the Amended Plans

        Under the Amended Manager Equity Plan, the Company may grant stock options, stock appreciation rights, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to the Manager. Under the Amended Equity Plan, the Company may grant the same types of equity-based awards to natural persons who provide services to the Company, including employees of the Manager and its affiliates. The following description of the Amended Plans is a summary, as they are proposed to be amended, and is qualified in its entirety by reference to the complete text of each of the Amended Plans, which are attached as Appendix A to this proxy statement.

        Eligibility.    Awards under the Amended Manager Equity Plan may be granted only to the Manager. The Manager may in turn issue incentives to the directors, officers, employees of, or advisors or consultants to, the Manager or an affiliate of the Manager. Awards under the Amended Equity Plan may be granted to natural persons who, as of the date of grant, provide services to the Company as directors, officers, advisors or consultants, including employees of the Manager or one of its affiliates. In determining the type of award to be granted and the terms and conditions of such award, the Board of Directors will take into account any factors as the Board may deem relevant in connection with accomplishing the purposes of the Amended Plans.

        Administration.    The Amended Plans will be administered by the Board of Directors. Except with respect to an amendment, modification, suspension or early termination of the Amended Plans, the

Board of Directors has appointed the Compensation Committee to administer all or a portion of the Amended Plans. The Board of Directors has the authority in its discretion to administer the Amended Plans and to exercise all the powers and authorities either specifically granted to it under the Amended Plans or necessary or advisable in the administration of the Amended Plans, including, without limitation, the authority to grant awards, determine the type and number of awards to be granted, the number of shares of Common Stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award and make all other determinations deemed necessary or advisable for the administration of the Amended Plans.

        Available Shares.    Following approval by stockholders, the maximum number of shares that may be made subject to awards granted on or after January 1, 2013 under both the Amended Manager Equity Plan and the Amended Equity Plan, collectively, is 6,000,000 shares. If any vested awards under the Manager Equity Plan or Equity Plan, either before or after such plans are amended, are paid or otherwise settled without the issuance of shares of Common Stock, or any shares of Common Stock are surrendered to or withheld by the Company as payment of the exercise price of an award and/or withholding taxes in respect of an award, the shares that were subject to such award will not be available for re-issuance under the Amended Plans. If any awards under the Amended Plans are cancelled, forfeited or otherwise terminated without the issuance of shares of Common Stock (except as described in the immediately preceding sentence), the shares that were subject to such award will be available for re-issuance under the Amended Plans. Shares issued under the Amended Plans may be authorized but unissued shares or shares that have been reacquired by the Company.

        In the event that the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Amended Plans, then the Compensation Committee will make equitable changes or adjustments to any or all of: (i) the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award and (iv) the performance goals, if any, applicable to outstanding awards. In addition, the Compensation Committee may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of stock). Awards under the Amended Plans are intended to either be exempt from, or comply with, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").

        Termination and Amendment.    The Amended Plans will expire on August 11, 2019, unless terminated earlier by the Board of Directors. The Board of Directors may terminate, amend, modify or suspend the Amended Plans in whole or part at any time, provided that any amendment that requires stockholder approval in order to comply with law, regulation or any stock exchange requirement will not be effective unless approved by the requisite vote of stockholders.

        Upon termination of the Management Agreement by the Company for cause or by the Manager for any reason other than for cause or due to a change in the Manager's compensation under the Management Agreement, any then unvested awards held by the Manager under the Amended Manager Equity Plan will be immediately forfeited and cancelled without consideration. Upon any other termination of the Management Agreement or change in control of the Company (as defined under the Amended Manager Equity Plan), any award granted under the Amended Manager Plan that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to be fully achieved, provided, that with respect to an award that is subject to Section 409A of the Code, a change in control of the Company must constitute a "change of control" within the meaning of Section 409A of the Code.

        Unless otherwise determined by the Board of Directors, all unvested awards granted under the Amended Equity Plan that are held by a participant who has ceased to provide services to the Company will be immediately cancelled and forfeited without consideration. The applicable award agreement will include the terms under which an option or stock appreciation right remains exercisable following termination of service with the Company. Upon a change in control of the Company (as defined under the Amended Equity Plan), any award granted under the Equity Plan that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to have been fully achieved, provided that with respect to an award that is subject to Section 409A of the Code, a change in control of the Company must constitute a "change of control" within the meaning of Section 409A of the Code.

        Terms of Awards.    The Board of Directors may grant stock options, stock appreciation rights, restricted stock, restricted stock units or other stock-based awards, including dividend equivalents, under the Amended Plans on such terms and conditions as the Board of Directors deems consistent with the purposes of the Amended Plans. Such awards may be granted with vesting, value and/or payment contingent upon attainment of one or more performance goals. Each award will be evidenced by an award agreement containing the terms and conditions applicable to such award.

        U.S. Federal Income Tax Consequences.    The following is a brief summary of some of the U.S. federal income tax consequences generally arising with respect to grants and awards under the Amended Plans. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the Amended Plans that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the Amended Plans. This section is based on the Code, its legislative history, existing and proposed regulations under the Code and published rulings and court decisions, all as in effect as of the date of this document. These laws are subject to change, possibly on a retroactive basis. Each participant is advised to consult such participant's own tax advisor concerning the application of the U.S. federal income tax laws to such participant's particular situation, as well as the applicability and effect of any state, local or non-U.S. tax laws before taking any actions with respect to any of the following awards.

        In general, a participant will not recognize taxable income at the time a stock option is granted. Upon exercise of a stock option, a participant will recognize compensation, taxable as ordinary income, equal to the excess of the fair market value of the shares of Common Stock purchased over their exercise price. A participant has no taxable income at the time stock appreciation rights are granted, but will recognize compensation taxable as ordinary income upon exercise in an amount equal to the fair market value of any shares of Common Stock delivered and the amount of any cash paid by the Company. A participant who is granted shares of restricted stock, including shares subject to performance conditions, generally will not recognize taxable income at the time the restricted stock is granted, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at such time over the amount, if any, paid for such shares. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the restricted stock is granted in an amount equal to the fair market value of the shares on that date. A participant who is granted restricted stock units, including restricted stock units subject to performance conditions, will not recognize taxable income at the time such award is granted. When the restrictions applicable to the award lapse, and the shares of Common Stock subject to the restricted stock units are transferred (or any amount of cash is paid) to the participant, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares of Common Stock on the date of transfer and the amount of any cash paid by the Company. The taxation of other stock based awards will depend on how such awards are structured. Subject to the deduction limitations under Section 162(m) of the Code, the Company may deduct, as a compensation expense, the amount of ordinary income recognized by a participant in connection with the Amended Plans at the time such ordinary income is recognized by that participant.

Recommendation of the Board of Directors

        The Board of Directors recommends a vote FOR the approval of an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

        The Company is party to the Management Agreement with the Manager, pursuant to which the Manager provides the day-to-day management of the Company's operations. The Management Agreement requires the Manager to manage the Company's business affairs in conformity with the policies and the investment guidelines that are approved and monitored by the Company's Board of Directors. The Management Agreement had an initial three-year term and is renewed for one-year terms thereafter unless terminated by either the Company or the Manager.

  Base Management Fee

        The Company pays the Manager a base management fee in an amount equal to 1.5% of the Company's stockholders' equity, per annum, calculated and payable quarterly in arrears in cash. For purposes of calculating the base management fee, the Company's stockholders' equity means: (a) the sum of (1) the net proceeds from all issuances of the Company's equity securities since inception (allocated on a pro rata basis for such issuances during the fiscal quarter of any such issuance), plus (2) the Company's retained earnings at the end of the most recently completed calendar quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less (b) any amount that the Company pays to repurchase its Common Stock since inception. It also excludes (1) any unrealized gains and losses and other non-cash items that have impacted stockholders' equity as reported in the Company's financial statements prepared in accordance with GAAP, and (2) one-time events pursuant to changes in GAAP, and certain non-cash items not otherwise described above, in each case after discussions between the Manager and the Company's Independent Directors and approval by a majority of the Company's Independent Directors. As a result, the Company's stockholders' equity, for purposes of calculating the management fee, could be greater or less than the amount of stockholders' equity shown on the Company's financial statements. The Manager uses the proceeds from its management fee in part to pay compensation to its officers and personnel who, notwithstanding that certain of them also are the Company's officers, receive no cash compensation directly from the Company. The management fee is payable independent of the performance of the Company's portfolio.

        The management fee of the Manager shall be calculated within 30 days after the end of each quarter and such calculation shall be promptly delivered to the Company. The Company is obligated to pay the management fee in cash within five business days after delivery to the Company of the written statement of the Manager setting forth the computation of the management fee for such quarter.

  Incentive Fee

        The Company pays the Manager an incentive fee with respect to each calendar quarter (or part thereof that the management agreement is in effect) in arrears. The incentive fee will be an amount, not less than zero, equal to the difference between (1) the product of (x) 20% and (y) the difference between (i) the Company's Core Earnings (as defined below) for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price per share of Common Stock of all of the Company's public offerings of Common Stock multiplied by the weighted average number of all shares of Common Stock outstanding (including any restricted stock units, any restricted shares of Common Stock and any other shares of Common Stock underlying awards granted under the Company's equity incentive plans) in the previous 12-month period, and (B) 8% and (2) the sum of any incentive fee paid to the Manager with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless Core Earnings for the 12 most recently completed calendar quarters is greater than zero.

        Core Earnings is a non-GAAP measure and is defined as GAAP net income (loss) excluding (i) non-cash equity compensation expense, (ii) the incentive fee, (iii) depreciation and amortization (to the extent that the Company forecloses on any properties underlying its target assets), (iv) any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income, (v) one-time events pursuant to changes in GAAP and (vi) certain other non-cash adjustments, in each case after discussions between the Manager and the Company's Independent Directors and after approval by a majority of the Company's Independent Directors.

  Reimbursement of Expenses

        The Company is required to reimburse the Manager for the expenses described below. Expense reimbursements to the Manager are made in cash on a monthly basis following the end of each month. The Company's reimbursement obligation is not subject to any dollar limitation. Because the Manager's personnel perform certain legal, accounting, due diligence tasks and other services that outside professionals or outside consultants otherwise would perform, the Manager is paid or reimbursed for the documented cost of performing such tasks, provided that such costs and reimbursements are in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm's-length basis.

        The Company also pays all operating expenses, except those specifically required to be borne by the Manager under the Management Agreement. The expenses required to be paid by the Company include, but are not limited to:

  •
  expenses in connection with the issuance and transaction costs incident to the acquisition, disposition and financing of the Company's investments;

  •
  costs of legal, tax, accounting, consulting, auditing and other similar services rendered for the Company by providers retained by the Manager or, if provided by the Manager's personnel, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm's-length basis;

  •
  the compensation and expenses of the Company's directors and the cost of liability insurance to indemnify the Company's directors and officers;

  •
  costs associated with the establishment and maintenance of any of the Company's credit facilities, other financing arrangements, or other indebtedness of the Company (including commitment fees, accounting fees, legal fees, closing and other similar costs) or any of the Company's securities offerings;

  •
  expenses connected with communications to holders of the Company's securities or of the Company's subsidiaries and other bookkeeping and clerical work necessary in maintaining relations with holders of such securities and in complying with the continuous reporting and other requirements of governmental bodies or agencies, including, without limitation, all costs of preparing and filing required reports with the SEC, the costs payable by the Company to any transfer agent and registrar in connection with the listing and/or trading of the Company's stock on any exchange, the fees payable by the Company to any such exchange in connection with its listing, costs of preparing, printing and mailing the Company's annual report to its stockholders and proxy materials with respect to any meeting of the Company's stockholders;

  •
  costs associated with any computer software or hardware, electronic equipment or purchased information technology services from third-party vendors that is used for the Company;

  •
  expenses incurred by managers, officers, personnel and agents of the Manager for travel on the Company's behalf and other out-of-pocket expenses incurred by managers, officers, personnel and agents of the Manager in connection with the purchase, financing, refinancing, sale or other disposition of an investment or establishment and maintenance of any of the Company's securitizations or any of the Company's securities offerings;

  •
  costs and expenses incurred with respect to market information systems and publications, research publications and materials and settlement, clearing and custodial fees and expenses;

  •
  compensation and expenses of the Company's custodian and transfer agent, if any;

  •
  the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency;

  •
  all taxes and license fees;

  •
  all insurance costs incurred in connection with the operation of the Company's business except for the costs attributable to the insurance that the Manager elects to carry for itself and its personnel;

  •
  costs and expenses incurred in contracting with third parties;

  •
  all other costs and expenses relating to the Company's business and investment operations, including, without limitation, the costs and expenses of acquiring, owning, protecting, maintaining, developing and disposing of investments, including appraisal, reporting, audit and legal fees;

  •
  expenses relating to any office(s) or office facilities, including, but not limited to, disaster backup recovery sites and facilities, maintained for the Company or its investments separate from the office or offices of the Manager;

  •
  expenses connected with the payments of interest, dividends or distributions in cash or any other form authorized or caused to be made by the Board of Directors to or on account of holders of the Company's securities or of the Company's subsidiaries, including, without limitation, in connection with any dividend reinvestment plan;

  •
  any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against the Company or any subsidiary, or against any trustee, director, partner, member or officer of the Company or of any subsidiary in his capacity as such for which we or any subsidiary is required to indemnify such trustee, director, partner, member or officer by any court or governmental agency; and

  •
  all other expenses actually incurred by the Manager (except as described below) which are reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement.

        The Company will not reimburse the Manager for the salaries and other compensation of its personnel except that, pursuant to the secondment agreement between Starwood Capital Group and the Company with respect to Messrs. Sossen and Ward described above, the Company is responsible for reimbursing Starwood Capital Group's expenses incurred in employing Mr. Sossen as the Company's Executive Vice President, General Counsel, Chief Operating Officer, Chief Compliance Officer and Secretary, and Mr. Ward as the Company's Chief Financial Officer, Treasurer and Principal Financial Officer, in each case including annual base salary, bonus potential, any related employee's withholding taxes and employee benefits. In addition, the Company may be required to pay its pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates required for the Company's operations.

        For the year ended December 31, 2012, the Company incurred $33.3 million in base management fees. The Company incurred $7.9 million in incentive compensation payable to the Manager during the year ended December 31, 2012. However, the total incentive fee paid during the year ended December 31, 2012 was $7.2 million. Additionally, one half of the $7.2 million was paid in Common Stock as required by the Management Agreement. The Company also reimbursed the Manager for $5.8 million of certain expenses incurred on the Company's behalf during that year, which was included in general and administrative expenses in the Company's consolidated financial statements.

Grants of Equity Compensation to the Manager

        Under the Company's equity incentive plans, our Compensation Committee is authorized to approve grants of equity-based awards to the Company's officers or directors and to the Manager and its personnel and affiliates. On December 15, 2010 and October 10, 2012, concurrently with the closings of public offerings of Common Stock, the Company granted to the Manager 1,075,000 and 875,000 restricted stock units, respectively. The awards of restricted stock units vest ratably on a quarterly basis over a three-year period that began on January 1, 2011 and December 31, 2012, respectively. Once vested, these awards of restricted stock units will be settled in shares of Common Stock. Restricted stock units will be settled promptly, but in no event later than 30 days, following the applicable quarterly vesting date. On May 23, 2012, the Company granted to the Manager 30,000 shares of restricted stock. The awards of restricted stock vest 75% on the grant date, with the remainder vesting ratably on a quarterly basis over a nine-month period that began on June 30, 2012. The Manager is entitled to receive "distribution equivalents" with respect to these restricted stock units and restricted stock, whether or not vested, at the same time and in the same amounts as distributions are paid to the Company's common stockholders.

        The Company's Chief Executive Officer is also an executive of Starwood Capital Group. As a result, the Management Agreement between the Company and the Manager was negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to the Company as if it had been negotiated with an unaffiliated third party. The Management Agreement is intended to provide the Company with access to the Manager's pipeline of investment opportunities and its personnel and its experience in capital markets, credit analysis, debt structuring and risk and asset management, as well as assistance with corporate operations, legal and compliance functions and governance.

Mammoth Mountain Ski Area

        In 2011 the Company purchased a $35,000,000 pari passu participation interest (the "Mammoth Participation Interest") in a $75,000,000 subordinate loan (the "Mammoth Loan") from Apollo Commercial Real Estate Finance, Inc. ("Apollo") and a syndicate of financial institutions and other entities acting as subordinate lenders to Mammoth Mountain Ski Area, LLC ("Mammoth"). Mammoth is a single-purpose, bankruptcy remote entity that is owned and controlled by Starwood Global Opportunity Fund VII-A, L.P., Starwood Global Opportunity Fund VII-B, L.P., Starwood U.S. Opportunity Fund VII-D, L.P. and Starwood U.S. Opportunity Fund VII-D-2, L.P. (collectively, the "Mammoth Sponsors"). Each of the Mammoth Sponsors is indirectly wholly-owned by Starwood

Capital Group Global I, L.L.C., an affiliate of our Chief Executive Officer and the Manager ("SCGG I"). The Mammoth Loan was approved by the Company's non-executive directors in accordance with the Company's related party transaction policy described below under "—Related Party Transaction Policies."

        The Mammoth Loan has a term of up to six years and an interest rate of 13.25% through June 13, 2012, 14% through the earlier of May 1, 2014 and the date that certain financial tests are passed, and 13.25% thereafter. The Company acquired its Mammoth Participation Interest from Apollo and owns such Mammoth Participation Interest subject to a participation agreement between Apollo and the Company (the "Mammoth Participation Agreement"). The Mammoth Participation Agreement provides for the payment to the Company, on a pro rata basis with Apollo, of customary payments in respect of the Company's Mammoth Participation Interest and affords the Company customary voting, approval and consent rights so long as no event of default is continuing under the Mammoth Loan. However, the Mammoth Participation Agreement provides that after the occurrence and during the continuation of an event of default under the Mammoth Loan, (i) if at such time the Company is a loan party or an equity holder or an affiliate of a loan party, the Company has no right to grant any consent pursuant to any Mammoth Loan document or otherwise exercise any voting rights with respect to any Mammoth Loan document, and (ii) Apollo has the sole right without restriction to (a) exercise or enforce any right or remedy with respect to the Mammoth Loan obligations (including the Mammoth Participation Interest) under any Mammoth Loan document, (b) approve with respect to the Mammoth Loan (including the Participation Interest) any amendment, modification or waiver of any provision of any Mammoth Loan document and (c) exercise any other voting or consent rights with respect to the Mammoth Loan (including the Participation Interest) under any Mammoth Loan document.

Le Méridien Hotels

        In 2012, the Company purchased a 50% undivided participation interest (the "Le Méridien Participation Interest") in a EUR-denominated mezzanine loan for $68.4 million (the "Le Méridien Loan"). The borrower is Starman Luxembourg Holdings S.À R.L. ("Luxembourg Holdings"), an entity that indirectly owns and operates a portfolio of hotels in France and Germany. Luxembourg Holdings is owned 50% by an independent third party and 50% by several private investment funds previously sponsored by SCGG I. The Le Méridien Loan has an initial term of two years with an option to extend for an additional year, subject to certain conditions, and an interest rate of 12.5%, an upfront fee of 2.0% and an exit fee of 1.0%. The Company acquired the Le Méridien Participation Interest from an independent third party and owns the Le Méridien Participation Interest subject to a participation agreement with the independent third party (the "Le Méridien Participation Agreement"). The Le Méridien Participation Agreement provides for the payment to the Company, on a pro rata basis with an independent third party, of customary payments in respect of the Le Méridien Participation Interest and affords the Company customary voting, approval and consent rights. The Le Méridien Loan was approved by the Company's non-executive directors in accordance with the Company's related party transaction policy described below under "—Related Party Transaction Policies."

701 Seventh Avenue

        In 2012, the Company and Starwood Distressed Opportunity Fund IX, an affiliate of our Chief Executive Officer and the Manager ("Fund IX"), co-originated a $475 million first mortgage and mezzanine loan (the "701 Seventh Avenue Financing") for the acquisition and redevelopment of a 10-story retail building located at 701 Seventh Avenue in the Times Square area of Manhattan ("701 Seventh Avenue"). Of the total loan amount, $375 million was funded at closing, $281.2 million of which was funded by the Company and $93.8 million of which was funded by Fund IX. In addition, $100 million will be funded upon reaching certain milestones during the transformation of the property. The Company and Fund IX subsequently sold a 25% participation interest in the 701 Seventh Avenue

Financing to Vornado Realty Trust ("Vornado"). Upon settling this sale, the Company, Fund IX and Vornado had funded $210.9 million, $70.3 million and $93.8 million, respectively, and each party will fund their pro rata share of any future fundings. In addition, Fund IX made a $10 million passive equity investment in an entity holding an indirect ownership interest in the property. The 701 Seventh Avenue Financing was approved by the Company's non-executive directors in accordance with the Company's related party transaction policy described below under "—Related Party Transaction Policies."

SEREF

        In 2012, the Company acquired 9,140,000 ordinary shares in Starwood European Real Estate Finance Limited, a debt fund that is managed by an affiliate of the Manager and is listed on the London Stock Exchange ("SEREF"), for approximately $14.7 million in connection with SEREF's initial pubic offering (the "SEREF Investment"). As a result, the Company owns approximately 4% of SEREF. The SEREF Investment was approved by the Company's non-executive directors in accordance with the Company's related party transaction policy described below under "—Related Party Transaction Policies."

        Subsequently in 2012 the Company, SEREF and an unaffiliated third party co-originated a GBP-denominated junior mezzanine loan in the amount of $158.1 million for the refinancing of the Maybourne Hotel Group's mezzanine debt (the "Maybourne Refinancing"). The Company and SEREF own a 50% pari passu interest, of which the Company's and SEREF's shares are $48.4 million and $30.6 million, respectively. The Company funded $48 million at the close, net of deferred fees. The Maybourne Refinancing bears interest at one-month LIBOR plus a margin of 11.65%, matures in January 2018 and is secured primarily by the ownership interest in entities that own a portfolio of three five-star luxury hotels located in London, England. The Maybourne Refinancing was approved by the Company's non-executive directors in accordance with the Company's related party transaction policy described below under "—Related Party Transaction Policies."

LNR Property LLC

        On January 23, 2013, the Company entered into a Unit Purchase Agreement (the "Purchase Agreement") with LNR Property LLC ("LNR"), Aozora Investments LLC, a Delaware limited liability company ("Aozora"), CBR I LLC ("Cerberus"), iStar Marlin LLC ("iStar"), Opps VIIb LProp, L.P. ("Oaktree"), and VNO LNR Holdco LLC (together with Aozora, Cerberus, iStar and Oaktree, the "Sellers"), pursuant to which the Company agreed to acquire all the outstanding equity interests of LNR upon the terms and subject to the conditions contained in the Purchase Agreement (the "Acquisition"). LNR is a diversified real estate services and investment management company that, among other things, invests in commercial real estate securities, whole loans and equity. The Acquisition is expected to close during the second quarter of 2013, subject to the satisfaction or waiver of various closing conditions.

        At the closing of the Acquisition (the "Closing"), the Company will pay an aggregate purchase price of $1,052,900,000 in cash (the "Purchase Price"). The Purchase Price to be paid at Closing will be reduced by the amount of the CPG Purchase Price (defined below) to the extent the CPG Purchase Price has been paid to the Company and distributed to the Sellers in accordance with the terms of the CPG Purchase Agreement (defined below) prior to such time and will also be reduced by an amount equal to LNR's transaction expenses incurred in connection with the Acquisition. If the Closing has not occurred prior to April 1, 2013 (other than if a breach of the Purchase Agreement by LNR or the Sellers has directly contributed to the failure of the Closing to have occurred by such date, with no corresponding breach by the Company), the Purchase Price will accrue interest at an annual interest rate ranging from six to twelve percent on terms set forth in the Purchase Agreement. The Purchase Price will also be subject to reduction under certain circumstances in the event any Seller takes specified actions during the two-year period following the date of the Purchase Agreement that result in LNR's replacement as special servicer under specified pooling and servicing agreements.

        Concurrently with the execution of the Purchase Agreement, SOF-IX U.S. Holdings, L.P. ("SCG"), an affiliate of our Chief Executive Officer and the Manager, has entered into a purchase and sale agreement (the "CPG Purchase Agreement") with LNR. Pursuant to the CPG Purchase Agreement, SCG or an affiliate thereof will acquire certain assets of LNR and its subsidiaries (collectively, the "CPG Transaction") for a cash purchase price of $196,600,000 (the "CPG Purchase Price"). The CPG Transaction will, upon the terms and subject to the conditions of the CPG Purchase Agreement, be consummated immediately prior to the closing of the Acquisition.

        The Company and SCG have entered into an agreement governing their relative rights and responsibilities under the Purchase Agreement and CPG Purchase Agreement (the "Side Letter Agreement"). Under the Side Letter Agreement, the Company and SCG have generally agreed to allocate their obligations with respect to the deposits with the escrow agent and their rights with respect to indemnification and other payments in the proportion of 81.32% and 18.68%, respectively, which corresponds to their respective portions of the purchase price. The parties have also agreed under the Side Letter Agreement to cooperate with respect to the preparation and review of tax returns and other matters.

        The Purchase Agreement, Acquisition and Side Letter Agreement were approved by the Company's non-executive directors in accordance with the Company's related party transaction policy described below under "—Related Party Transaction Policies."

Related Party Transaction Policies

        The Board of Directors does not have a written policy regarding the approval of any related person transaction. However, it is the practice of the Board of Directors to seek approval of the non-executive directors for any related party transaction (which means any transaction or series of transactions in which the Company or any of its subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a "related person" (as defined under SEC rules) has a direct or indirect material interest) involving a potential conflict of interest.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

        Proposals received from stockholders, including the submission of nominees for director positions, are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2014 annual meeting of stockholders if they are received by the Company on or before December 4, 2013. Any proposal should be directed to the attention of the Company's Secretary at 591 West Putnam Avenue, Greenwich, Connecticut 06830. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be delivered to the Company's Secretary at the Company's principal offices not later than the last date for submission of stockholder proposals under the Company's Bylaws. In order for a proposal to be "timely" under the Company's Bylaws, it must be received not less than 90 days (January 3, 2014) nor more than 120 days (December 4, 2013) prior to the first anniversary of the date of the mailing of the notice for the 2013 Annual Meeting, April 2, 2013; provided, however, that in the event that the date of the 2013 Annual Meeting is advanced or delayed by more than 30 days from such anniversary date, notice by stockholders to be timely must be received not earlier than the 120th day prior to the date of mailing of the notice for the 2014 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2014 Annual Meeting or the 10th day following the day on which disclosure of the date of mailing of the notice for the 2014 Annual Meeting is made.

 OTHER MATTERS

        The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including a proposal omitted from this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

        No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by phone at (203) 422-7700 or send a written request to Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary.

        If your household has received multiple copies of proxy statements and annual reports, you can request the delivery of single copies in the future by notifying the Company as listed above.

By Order of the Board of Directors,

Andrew J. Sossen Secretary

Dated: April 3, 2013
Greenwich, Connecticut

 Appendix A

FIRST AMENDMENT TO THE
STARWOOD PROPERTY TRUST, INC.
MANAGER EQUITY PLAN

        WHEREAS, Starwood Property Trust, Inc. (the "Company") maintains the Starwood Property Trust, Inc. Manager Equity Plan (the "Plan");

        WHEREAS, pursuant to Section 9(d) of the Plan, the Board of Directors (the "Board") of the Company may amend the Plan; and

        WHEREAS, the Board finds it desirable and in the best interests of the Company and its shareholders to amend the Plan to (i) increase the number of shares ("Shares") of the Company's common stock reserved for the grant of awards under the Plan from 3,112,500 Shares to 6,000,000 Shares; and (ii) clarify the prohibitions on the repricing of stock options and stock appreciation rights.

        NOW, THEREFORE, IT IS HEREBY RESOLVED, that, effective as of March 26, 2013, the Plan hereby is amended as follows:

          1.     The last sentence of the second paragraph of Section 3 of the Plan hereby is amended in its entirety to read as follows:

    "Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, neither the Board nor the Committee shall, without obtaining the approval of the Company's stockholders, (i) reduce the purchase or base price of any previously granted Option or SAR, (ii) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase or base price or (iii) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase or base price of such Option or SAR exceeds the Fair Market Value of a share of Stock on the date of such cancellation, in each case other than in connection with a Change of Control."

          2.     Subject to obtaining the approval of the Company's shareholders, the first sentence of the first paragraph of Section 5 of the Plan hereby is amended in its entirety to read as follows:

    "The maximum number of shares of Stock reserved for the grant of Awards under the Plan on or after January 1, 2013 shall be equal to 6,000,000, less any shares of common stock issued or subject to awards granted under the Company's Equity Plan on or after January 1, 2013, subject to adjustment as provided herein."

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed this 27th day of March, 2013.

STARWOOD PROPERTY TRUST, INC.
By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signature

A-1

 FIRST AMENDMENT TO THE
STARWOOD PROPERTY TRUST, INC.
EQUITY PLAN

        WHEREAS, Starwood Property Trust, Inc. (the "Company") maintains the Starwood Property Trust, Inc. Equity Plan (the "Plan");

        WHEREAS, pursuant to Section 9(d) of the Plan, the Board of Directors (the "Board") of the Company may amend the Plan; and

        WHEREAS, the Board finds it desirable and in the best interests of the Company and its shareholders to amend the Plan to (i) increase the number of shares ("Shares") of the Company's common stock reserved for the grant of awards under the Plan from 3,112,500 Shares to 6,000,000 Shares; (ii) clarify the prohibitions on the repricing of stock options and stock appreciation rights; and (iii) remove the restriction that no more than an aggregate of 50,000 Shares may be subject to awards granted to the Company's chief financial officer and/or chief compliance officer.

        NOW, THEREFORE, IT IS HEREBY RESOLVED, that, effective as of March 26, 2013, the Plan hereby is amended as follows:

          1.     The last sentence of the second paragraph of Section 3 of the Plan hereby is amended in its entirety to read as follows:

    "Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, neither the Board nor the Committee shall, without obtaining the approval of the Company's stockholders, (i) reduce the purchase or base price of any previously granted Option or SAR, (ii) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase or base price or (iii) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase or base price of such Option or SAR exceeds the Fair Market Value of a share of Stock on the date of such cancellation, in each case other than in connection with a Change of Control."

          2.     Subject to obtaining the approval of the Company's shareholders, the first sentence of the first paragraph of Section 5 of the Plan hereby is amended in its entirety to read as follows:

    "The maximum number of shares of Stock reserved for the grant of Awards under the Plan on or after January 1, 2013 shall be equal to 6,000,000, less any shares of common stock issued or subject to awards granted under the Company's Manager Equity Plan on or after January 1, 2013, subject to adjustment as provided herein."

          3.     The second sentence of the first paragraph of Section 5 of the Plan hereby is deleted in its entirety.

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed this 27th day of March, 2013.

STARWOOD PROPERTY TRUST, INC.
By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signature

A-2

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 STARWOOD PROPERTY TRUST, INC. Proxy for Annual Meeting of Stockholders on May 2, 2013 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Barry S. Sternlicht and Andrew J. Sossen, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Starwood Property Trust, Inc., to be held May 2, 2013 at 4:00 p.m., Eastern time, at The Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, and at any adjournments or postponements thereof, as follows. The undersigned revokes any proxy or proxies previously given for such shares of Common Stock. The undersigned ratifies and confirms any actions that the persons holding the undersigned's proxy, or their substitutes, by virtue of this executed card take in accordance with the proxy granted hereunder. The shares of Common Stock represented by this proxy card will be voted in accordance with specifications made herein. If no specifications are made, this proxy will be voted FOR Proposals 1 - 4. If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in this proxy will vote in their discretion. (Continued and to be signed on the reverse side.)

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. The election of seven directors, each to serve until the next annual meeting of the holder of shares and until his or her successor is duly elected and qualified: O Richard D. Bronson O Jeffrey F. DiModica O Jeffrey G. Dishner O Camille J. Douglas O Boyd W. Fellows O Barry S. Sternlicht O Strauss Zelnick 2. To approve, on an advisory basis, the Company's executive compensation as disclosed in the accompanying proxy statement. 3. To ratify the Audit Committee's appointment of Deloitte & Touche LLP as Starwood Property Trust, Inc.'s independent registered public accounting firm for the year ending December 31, 2013. 4. To approve an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares as disclosed in the accompanying proxy statement. UNINSTRUCTED SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF STARWOOD PROPERTY TRUST, INC. May 2, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20730303000000000000 3 050213 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and annual report on Form 10-K for the year ended December 31, 2012 are available at www.starwoodpropertytrust.com

ANNUAL MEETING OF STOCKHOLDERS OF STARWOOD PROPERTY TRUST, INC. May 2, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and annual report on Form 10-K for the year ended December 31, 2012 are available at www.starwoodpropertytrust.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. The election of seven directors, each to serve until the next annual meeting of the holder of shares and until his or her successor is duly elected and qualified: O Richard D. Bronson O Jeffrey F. DiModica O Jeffrey G. Dishner O Camille J. Douglas O Boyd W. Fellows O Barry S. Sternlicht O Strauss Zelnick 2. To approve, on an advisory basis, the Company's executive compensation as disclosed in the accompanying proxy statement. 3. To ratify the Audit Committee's appointment of Deloitte & Touche LLP as Starwood Property Trust, Inc.'s independent registered public accounting firm for the year ending December 31, 2013. 4. To approve an amendment to the Company's Manager Equity Plan and Equity Plan to increase the number of authorized shares available under such plans to 6,000,000 shares as disclosed in the accompanying proxy statement. UNINSTRUCTED SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20730303000000000000 3 050213

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Starwood Property Trust, Inc. 591 West Putnam Avenue Greenwich, Connecticut 06830
NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2013
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
EXECUTIVE COMPENSATION
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
PROPOSAL 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 3 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 4 APPROVAL OF ADDITIONAL AUTHORIZED SHARES UNDER THE MANAGER EQUITY PLAN AND EQUITY PLAN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING
OTHER MATTERS
ADDITIONAL INFORMATION
  Appendix A
FIRST AMENDMENT TO THE STARWOOD PROPERTY TRUST, INC. MANAGER EQUITY PLAN
FIRST AMENDMENT TO THE STARWOOD PROPERTY TRUST, INC. EQUITY PLAN